Exhibit 10.14

© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

CW175316

STATEMENT OF WORK No. 4

Vendor: TRX, Inc., a Georgia corporation, located at 2970 Clairmont Road, Suite 300, Atlanta, GA 30329 (“TRX”)

Statement of Work (“SOW”) No.: 4 (CW175316)

Master Agreement No. (“Agreement”): *

Date of SOW: The Effective Date of this SOW is December 1, 2010.

This SOW is issued pursuant to the above-referenced Agreement entered into with the above-named Vendor. Any term not otherwise defined herein, shall have the meaning specified in the Agreement.

SERVICES: Attached hereto as Exhibit A.

SERVICE LEVEL AGREEMENT: Attached hereto as Exhibit B.

VENDOR KEY PERSONNEL AND PROJECT MANAGERS: Attached hereto as Exhibit C.

FEES: Attached hereto as Exhibit D.

VENDOR THIRD PARTY PROVIDERS: Attached hereto as Exhibit E.

ACCEPTANCE AND TESTING PROCEDURES: Not applicable to this SOW No. 4.

APPLICABILITY OF BUSINESS CONTINUATION REQUIREMENTS AND DISASTER RECOVERY PROVISIONS: (Section 13). Not applicable to this SOW No. 4.

APPLICABILITY OF THE MASTER AGREEMENT ESCROW PROVISION: Not applicable to this SOW No. 4.

ADDITIONAL PROVISIONS AND CONDITIONS: AXP is engaging TRX to provide certain web site hosting services. This SOW to the Agreement provides the terms and conditions under which AXP shall have access to and use of the Hosting Services.

1. DEFINITIONS.

a. “AXP Content” means portal configurations, content and data created, produced and developed (or otherwise owned) by AXP and its Affiliates (including any AXP-owned trademark or service mark authorized for use by TRX), together with content and data licensed or acquired by AXP from any third party. This definition of AXP Content shall be limited in its use for the purpose of this SOW No. 4.

b. “AXP Users” means AXP, employees and contractors as well as any employees and contractors of AXP’s Affiliates (as identified by AXP) using the Hosting Services.

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c. “Customer Content” means content and data created, produced and developed (or otherwise owned) by AXP Customer using *.

d. “Hosting Services” has the meaning ascribed thereto in Exhibit A.

e “Service Location” means the location where the System is located, as designated in Exhibit A.

f. “Support and/or Maintenance Services” has the meaning ascribed thereto in Exhibit B.

g. “System” means for purposes of this SOW No. 4, TRX’s computer and related hardware, hardware configurations, operations systems and related firmware, proprietary software and other software and related algorithms, and other data and facilities (including Internet connectivity, as applicable) required to enable AXP Users to use the Hosting Services, together with any modifications, enhancements and updates thereto.

2. GRANT OF RIGHTS.

a. License to TRX. AXP grants to TRX, and TRX accepts, a non-exclusive, royalty-free, worldwide right and license during the term of this Statement of Work to display the AXP Content provided by AXP as necessary to perform the Hosting Services defined in Exhibit A.

b. License to AXP. TRX grants to AXP, and AXP accepts, a non-exclusive, non-transferable, royalty-free license, exercisable solely during the term that the Hosting Services are provided by TRX, to use the System solely for the purpose of accessing and using the Hosting Services. AXP shall have no other rights to the System and all right, title and interest in and to the System shall remain solely with TRX. AXP shall not, directly or indirectly, reverse engineer, decompile, disassemble or otherwise attempt to derive source code or other trade secrets from the System.

3. PROVISION OF HOSTING SERVICES.

TRX shall provide the Hosting Services as detailed in Exhibit A. The parties may agree on the provision of additional Hosting Services upon the execution of an amendment to this SOW. The terms and conditions of this SOW and the Agreement apply to all amendments executed hereunder.

4. RESPONSIBILITIES OF AXP.

Throughout the term of this Statement of Work, and as a condition of TRX's obligation to provide Hosting Services under this Statement of Work, AXP agrees that it will:

(i)	Be solely responsible for the AXP Content provided through the use of the Hosting Services by AXP; AXP shall not be responsible nor liable for any Customer Content;

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(ii)	Fully cooperate with TRX in connection with TRX’s performance of the Hosting Services. If a TRX obligation is dependent on AXP and AXP causes TRX to be delayed in performing an obligation under this Statement of Work, TRX’s time to perform the delayed obligation shall extend by the same amount of time AXP delayed. For example, if AXP is delayed by one day, TRX shall have one day extension to deliver on the TRX obligation;

(iii)	Ensure that the information that AXP and the AXP Users transmit and receive through use of the Hosting Services complies with applicable laws, rules and regulations;

(iv)	Provide TRX with a registered domain name for use for the web site(s) provided as part of the Hosting Services;

(v)	Assume full responsibility for providing AXP Users with any required disclosure or explanation of the various features of the web site(s) available through the Hosting Services and any goods or services described therein, as well as any rules, terms or conditions of use.

5. TERM AND TERMINATION.

5.1 Term: The term of this SOW No. 4 shall be from the Effective Date until 31 December 2014.

5.2 Termination: Notwithstanding any other provision of the Agreement or this SOW to the contrary, both Parties may terminate this SOW, in whole or in part, as follows: (i) for its convenience, without any obligation or penalty, by giving the other Party six (6) months prior written notice; provided, however, that AXP shall pay TRX for all acceptable Services rendered and deliverables provided prior to the date of such termination;

5.3 Termination Transition: In the event the Hosting Services defined in this SOW are terminated, TRX shall provide AXP up to * days of transition assistance in accord with the provisions of Section 22.3 of the Agreement.

6. DISCLAIMER.

TRX shall not be responsible for any performance issues or defects in the Hosting Services (i) that are caused by factors outside of TRX’s control; (ii) that result from any actions or omissions of AXP or any third party; or (iii) that result from AXP’s software or any third party software not within the sole control of TRX. Notwithstanding anything to the contrary in the Statement of Work, AXP acknowledges and agrees that for the Hosting Services, TRX will not provide an alternate site with the hardware infrastructure, network components and underlying software necessary to provide such Services.

7. ADDITIONAL AXP REPRESENTATIONS AND WARRANTIES. AXP represents and warrants to TRX that: (i) AXP is and shall remain at all times during the term of this Statement of Work the owner or valid licensee of the AXP Content; (ii)that use, publication and display of the AXP Content will not infringe any copyright, patent, trademark, trade secret or other proprietary right of any third party.

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AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		TRX, INC.

By:	/s/ John Fredell	By:	/s/ David D. Cathcart

Name:	John Fredell	Name:	David D. Cathcart
	(Type or print)		(Type or print)

Title:	Purchasing Manager	Title:	CFO

Date:	11/24/10	Date:	29 November 2010

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EXHIBIT A

to Statement of Work No. 4 Dated December 1, 2010

Services Description

HOSTING SERVICES DESCRIPTION

AXP is engaging TRX for the purpose of hosting the American Express Business Travel Next Generation Portal product *, and providing maintenance and support for the product. These services are broadly described as follows.

1. Service Location – *

2. Hosting Services

*

3. Scheduled Delivery Dates:

*

4. Support and/or Maintenance Services

a. TRX will provide maintenance and support for * environments based on the service levels described in Exhibit B of this SOW.

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b. TRX will deliver security patches which shall include any patches required for the operating systems, firewalls, routers, load balancers, switches, and/or any other infrastructural equipment.

c. AXP will continue to provide TRX access to *. AXP will notify TRX as soon as reasonably possible in the event that AXP disables or discontinues the *. In parallel, TRX will continue using their own monitoring suite of tools and share data and notifications where possible with AXP.

5. Acceptance Milestones/Criteria

a. As each environment is completed and software is loaded in each environment, AXP will test and provide sign-off once all components are operational.

6. Configuration Services:

6.1 Configuration of Equipment. The software Version numbers recommended below may be replaced with equivalent AXP approved software systems. TRX shall:

*

7. Hosting Services:

All TRX hosting services must meet specific uptime numbers as defined later in this document. Broadly they include the following:

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*

8. Platform Requirements:

*

9. Domain Name: *

10. AXP will be solely responsible for all * licensing and maintenance to cover the * environments, including reimbursement of any fees to which extent TRX has received prior approval from AXP to pay for such licenses or maintenance. * software required includes *.

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EXHIBIT B

to Statement of Work No. 4 Dated December 1, 2010

SERVICE LEVEL AGREEMENT

This Exhibit B sets forth certain levels of service that TRX is required to meet in performing the Hosting Services during the Term (“Service Levels”). * as set forth below.

1. GENERAL PROVISIONS

1.1 Measurement and Reporting.

1.1.2 Except as otherwise agreed upon by the Parties, TRX shall monitor its performance of the Hosting Services against the Service Levels. TRX shall provide automated tools, collect and provide to AXP the data reasonably made available to it by such tools, and be responsible for measuring performance as against the Service Levels. Failure to properly measure performance with respect to any particular Service Level for any month shall be deemed to be a Service Level Default (as defined below) with respect to such Service Level for such month.

1.1.3 TRX shall provide AXP with a set of hard copy and soft copy reports to verify TRX’s performance and compliance with the Service Levels. Detailed supporting information for all reports shall be provided to AXP in spreadsheet form, or such other form as reasonably requested by AXP. The raw data, detailed supporting information and other data produced or derived from measurement of the Services shall be deemed AXP Data, and may be accessed by AXP on-line and in real time, where feasible, at any time during the Term.

1.2 Service Requirement.

(a)	Stability: For * TRX will achieve no less than * average as measured by a * performance average (explained further in the service level section) exclusive of both emergency and scheduled maintenance, and force majeure events (“Target Uptime”). AXP may, at its discretion, fund any necessary enhancements to TRX’s hosting facility required to obtain a higher level of stability and uptime.

(b)	Stability: *, TRX will achieve no less than * average as measured by a * performance average (explained further in the service level section) exclusive of both emergency and scheduled maintenance, and force majeure events (“Target Uptime”). Given the nature of development environments, target uptime * will be limited to availability of hardware, network access and operating system. AXP may, at its discretion, fund any necessary enhancements to TRX’s hosting facility required to obtain a higher level of stability and uptime.

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(c)	Emergency/Security Upgrades Maintenance: Maintenance that may affect availability to service or provide immediate security patches to protect against possible intrusion or virus exposure may be implemented as needed.

(d)	Delivering security patches: TRX will deliver security patches which shall include any patches required for the operating systems, firewalls, routers, load balancers, switches, and/or any other infrastructural equipment.

(e)	Ongoing monitoring/alerting: AXP will continue to provide TRX access to * notifications and reporting. AXP will notify TRX as soon as reasonably possible in the event that AXP disables or discontinues the *. In parallel, TRX will continue using their own monitoring suite of tools and share data and notifications where possible with AXP.

(f)	Maintenance and Warranty: AXP will provide enhancements or other modifications to the site from time to time.

(g)	Any diminimus modification to the Hosting Services and platform requirements defined in Sections 7 and 8 of Exhibit A shall be made via a Task Order to this SOW which shall be executed by authorized signatories of the Parties and shall not exceed the sum total of *.

2.	SERVICE LEVELS

Vendor shall meet or exceed the Service Levels described in Attachment B-1 and herein.

2.1 Upon notification to AXP by TRX of any problem incident, or upon AXP notifying TRX of any problem incident, such notification shall be pursuant to the severity levels outlined below.

2.2 *

2.3 *

2.4 Severity Levels.

a. Severity 1 – *

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*

b. Severity 2 – *

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*

c. Severity 3 – *

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2.5 General Issue Tracking and Resolution Expectations of TRX.

*

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*

3.	CRITICAL SERVICE LEVELS *

*

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ATTACHMENT B-1

Application Availability & Performance Target Standards

*

SERVICE AVAILABILITY FOR SYSTEM

1	Specific hours considered peak/off-peak of system availability/ operational hours for current year:	*

2	TRX Goals for Support & Maintenance Functions:	*

3	Measurement Tools:	*

4	TRX Reporting :	*

5	Emergency Changes:	*

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EXHIBIT C

to Statement of Work No. 4 Dated December 1, 2010

VENDOR KEY PERSONNEL AND PROJECT MANAGERS

Full Name:	*
Job Title:	*
Department:	*
Company:	TRX, Inc.
Business Address:	2970 Clairmont Road, Suite 300 Atlanta, GA 30329
Business:	*
E-mail:	*

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EXHIBIT D

to Statement of Work No. 4 Dated December 1, 2010

FEES

1.	HOSTING SERVICES PRICING AND PAYMENT TERMS:

AXP shall pay TRX the following fees for the Hosting Services. All Hosting Services fees shall be paid in advance within * days of the date of invoice by TRX.

* Costs:

 *

2.	ONE-TIME SETUP FEES AND PAYMENT TERMS:

AXP shall pay TRX the following one-time setup fees listed below for the Hosting Services. Such setup fees shall be billed upon completion of the setup items and shall be paid in arrears within * days of the date of invoice by TRX.

*

3.	ADDITIONAL CONSULTING AND CUSTOMIZATION PRICING AND PAYMENT TERMS:

AXP shall pay TRX the following hourly fee for consulting and customization of the Hosting Services. Any consulting and customization shall be implemented via the Task Order document as provided in Schedule 7.0. All hourly fees shall be based on actual hours incurred and shall be paid in arrears within * days of the date of invoice by TRX.

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Hourly Fee                                *

3. CPI INCREASE: TRX shall have the right annually during the Term of this Statement of Work and with six (6) months advance written notice to AXP to increase the Hosting Services fees by the * or the percentage increase in the Consumer Price Index for Urban Consumers (CPI-U), as reported by the U.S. Department of Labor, Bureau of Labor Statistics, for the twelve (12) months preceding the notice by TRX of such increase in fees. In no event shall TRX increase such fees more than once annually (where such annual period is determined by the anniversary of the Effective Date of this Statement of Work).

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EXHIBIT E

to Statement of Work No. 4 Dated December 1, 2010

VENDOR THIRD PARTY PROVIDERS

Hosting Company

*

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